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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference, in the Registration Statement on Form S-8, of our report dated August 20, 1997, on our audit of the consolidated financial statements of Granite Financial, Inc. and Subsidiaries.

                                        /s/ Ehrhardt Keefe Steiner & Hottman PC
                                        ----------------------------------------
                                        Ehrhardt Keefe Steiner & Hottman PC

September 22, 1998
Denver, Colorado